Filed pursuant to Rule 497

Registration File Number 333-209022

NEXPOINT REAL ESTATE STRATEGIES FUND

Supplement dated February 9, 2018

to

Prospectus and Statement of Additional Information

relating to Class A, Class C and Class Z Shares dated May 1, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus and Statement of Additional Information (“SAI”) of NexPoint Real Estate Strategies Fund dated May 1, 2017. This supplement is part of, and should be read in conjunction with, the Prospectus and SAI. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, and are available at http://www.sec.gov or by calling us toll-free at (844) 485-9167. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus and SAI.

This supplement amends the indicated sections of the Prospectus and SAI as follows:

The section entitled “Fees and Fund Expenses” on page 13 of the Prospectus is hereby replaced in its entirety with the following:

FEES AND FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly.

	Class A Shares	Class C Shares	Class Z Shares
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	5.75%	None	None
Contingent Deferred Sales Charge[1]	1.00%	1.00%	None
Exchange Fee	None	None	None
Annual Expenses (as a percentage of net assets attributable to common shares)[2]
Management Fees	1.25%	1.25%	1.25%
Other Expenses	1.90%	1.90%	1.90%
Distribution Fee[3]	None	0.75%	None
Shareholder Servicing Fee	0.25%	0.25%	None
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%

Total Annual Expenses	3.41%	4.16%	3.16%
Fee Waiver and Reimbursement[5]	1.41%	1.41%	1.41%

Total Annual Expenses (after fee waiver and reimbursement)[6]	2.00%	2.75%	1.75%

1.	Class A shares purchased without an initial sales charge in accounts aggregating $500,000 or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. Class C shares are subject to a 1.00% CDSC for redemptions of shares within 18 months after their purchase.

2.	The expense information in the table has been restated to reflect current fees and expenses.
3.	Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A and Class Z shares are not subject to a Distribution Fee. See “Plan of Distribution.”
4.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
5.	The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed (other than organizational and offering expenses), subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made to the extent the recoupment does not cause the Fund’s “other expenses” plus recoupment to exceed the lesser of the Expense Limitation at the time of the original waiver and at the time of recoupment. The Expense Limitation Agreement will remain in effect at least until one year after the effective date of this registration statement unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. There can be no assurance that the Expense Limitation Agreement will be renewed. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Adviser and the Board. See “Management of the Fund.”
6.	The value included in the “Total Annual Expenses” line item corresponds to the Expense Limitation pursuant to the Expense Limitation Agreement. The value in the “Fees and Fund Expenses” table is presented as a percentage of net assets, while the Expense Limitation, pursuant to the Expense Limitation Agreement, is calculated based on average Daily Gross Assets, but converted and expressed as a percentage of net assets for purposes of the fees and fund expenses table presentation.

The Fees and Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Plan of Distribution — Purchasing Shares” starting on page 63 of this prospectus. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 48 of this prospectus.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses after fee waivers and expense reimbursements for the one-year period and the first year of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$77	$144	$213	$397
Class C Shares
If you do not sell your shares	$28	$114	$201	$425
If you sold all of your shares at the end of the period	$38	$114	$201	$425
Class Z Shares	$18	$84	$153	$337

The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $10.00. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. There can be no assurance that the Expense Limitation Agreement will be renewed. In the event the Expense Limitation Agreement is terminated by either party, investors will likely bear higher expenses.

The below is intended to amend, supplement and qualify the respective sections of the Prospectus relating to the Fund’s use of leverage. Any inconsistent disclosure is hereby qualified by the foregoing:

Based on current market conditions, the Fund does not presently intend within the next twelve months as of the date of this supplement to issue preferred stock or borrow funds for investment purposes, but may do so if the Fund’s Board of Trustees determines it is in the best interest of the common shareholders. Accordingly, all references to utilizing debt at the Fund level to leverage returns within the Prospectus are superseded as of the date of this supplement and are no longer effective.

The below is intended to amend, supplement and qualify the respective sections of the Prospectus and SAI relating to the Fund’s organizational and offering expenses. Any inconsistent disclosure is hereby qualified by the foregoing:

The Adviser has agreed to not seek reimbursement for organizational and offering expenses incurred prior to February 9, 2018. As such, the following sentence on page 4 in the section “PROSPECTUS SUMMARY — Investment Adviser and Fees” and on page 48 in the section “MANAGEMENT OF THE FUND — Investment Adviser” of the Prospectus, and the following sentence on page S-26 in the section “INVESTMENT ADVISORY AND OTHER SERVICES — The Adviser” of the SAI, are revised as follows:

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed (other than organizational and offering expenses), subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made to the extent the recoupment does not cause the Fund’s “other expenses” plus recoupment to exceed the lesser of the Expense Limitation at the time of the original waiver and at the time of recoupment.

Additionally, the following sentence on page 19 in the section “USE OF PROCEEDS” and on page 51 in the section “MANAGEMENT OF THE FUND — Fund Expenses” of the Prospectus are revised as follows:

The Fund will pay its organizational and offering expenses incurred with respect to its continuous offering, less amounts advanced pursuant to the Expense Limitation Agreement. Up to February 9, 2018, the Adviser has paid or reimbursed the Fund’s organizational and offering expenses incurred with respect to its initial and continuous offering and will not seek recoupment of such fees.

Please retain this supplement with your Prospectus and SAI.

NRES-SUPP-0218

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